SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM 8

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 12, 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                             HEALTH-CHEM CORPORATION

                                 AMENDMENT NO. 1


     The undersigned hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K Report filed on September 3, 1999 as set forth below:

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b)  Pro Forma Financial Information

     Pro Forma financial information, required to be filed pursuant to Item 7 of Form 8-K filed on September 3, 1999 reflecting the disposition of substantially all of the assets of the Company's Herculite Products, Inc. and Hercon Environmental Corporation subsidiaries is hereby incorporated by reference to the related Consolidated Financial Statements filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     HEALTH-CHEM CORPORATION


                                                     By: /s/ Marvin M. Speiser
                                                         ---------------------
                                                         Marvin M. Speiser
                                                         President

Date:  November 24, 1999